COVA SERIES TRUST

One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644

COVA SERIES TRUST ("Trust") is intended to meet differing investment objectives with its nineteen separate Portfolios, fourteen of which are offered herein:
Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio (formerly Growth and Income Portfolio), Bond Debenture Portfolio, Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio, International Equity Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues its own class of shares which has rights separate from the other classes of shares.

This Prospectus concisely sets forth the information about the Trust that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

A Statement of Additional Information, dated May 1, 1997, containing information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling
(800) 831-LIFE, or writing Cova Financial Services Life Insurance Company at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH YIELD PORTFOLIO AND THE BOND DEBENTURE PORTFOLIO MAY INVEST A SUBSTANTIAL PORTION OF THEIR ASSETS IN LOWER GRADE CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTORS SHOULD BE AWARE THAT SUCH INVESTMENTS INVOLVE A SIGNIFICANT DEGREE OF RISK. SEE "RISK FACTORS - SPECIAL RISKS OF HIGH YIELD INVESTING."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated: May 1, 1997, as amended September 8, 1997.

TABLE OF CONTENTS                                         Page

  SUMMARY                                                    3
     The Trust                                               3
     Investment Adviser and Sub-Advisers                     3
     The Portfolios                                          3
     Investment Risks                                        4
     Sales and Redemptions                                   5

  FINANCIAL HIGHLIGHTS                                       6

  THE TRUST                                                 12

  INVESTMENT OBJECTIVES AND
  POLICIES OF THE PORTFOLIOS                                12
     Quality Bond Portfolio                                 12
     Small Cap Stock Portfolio                              13
     Large Cap Stock Portfolio                              14
     Select Equity Portfolio                                15
     International Equity Portfolio                         16
     Bond Debenture Portfolio                               17
     Mid-Cap Value Portfolio                                18
     Large Cap Research Portfolio                           18
     Developing Growth Portfolio                            19
     Money Market Portfolio                                 20
     Quality Income Portfolio                               22
     High Yield Portfolio                                   23
     Stock Index Portfolio                                  24
     VKAC Growth and Income Portfolio                       27

  INVESTMENT PRACTICES                                      27
     Investment Limitations                                 31

  RISK FACTORS                                              31
     Tax Considerations                                     31
     Special Considerations Relating to
       Foreign Securities                                   31
     Special Risks of High Yield Investing                  32

  PORTFOLIO TURNOVER RATES                                  33

     Money Market Portfolio and
       Quality Income Portfolio                             33
     High Yield Portfolio and
       Bond Debenture Portfolio                             33
     Stock Index Portfolio                                  33
     VKAC Growth and Income Portfolio                       33
     Quality Bond, Small Cap Stock,
       Select Equity, International Equity
       and Large Cap Stock Portfolios                       34
     Mid-Cap Value, Large Cap Research
       and Developing Growth Portfolios                     34

  MANAGEMENT OF THE TRUST                                   34
     The Trustees                                           34
     Adviser                                                34
     Trust Administration                                   35
     Portfolio Management                                   35
     Expenses of the Trust                                  35
     Sub-Advisers                                           36
     Sub-Advisory Fees                                      38

  DESCRIPTION OF THE TRUST                                  38
     Shareholder Rights                                     38
     Inquiries                                              39
     Distribution and Redemption of Shares                  39
     Dividends                                              39
     Tax Status                                             39
     Net Asset Values                                       39

  FUND PERFORMANCE                                          40

  APPENDIX -- DESCRIPTION OF
  CORPORATE BOND RATINGS                                    43

SUMMARY

The Trust

The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

Investment Adviser and Sub-Advisers

Subject to the authority of the Board of Trustees of the Trust, Cova Investment Advisory Corporation (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

Sub-Adviser                   Name of Portfolio

J.P. Morgan                   Quality Bond Portfolio
Investment                    Small Cap Stock Portfolio
Management Inc.               Large Cap Stock Portfolio
                              Select Equity Portfolio
                              International Equity Portfolio

Lord, Abbett & Co.            Bond Debenture Portfolio
                              Mid-Cap Value Portfolio
                              Large Cap Research Portfolio
                              Developing Growth Portfolio

Van Kampen American           Money Market Portfolio
Capital Investment            Quality Income Portfolio
Advisory Corp.                High Yield Portfolio
                              Stock Index Portfolio
                              VKAC Growth and
                                 Income Portfolio

For  additional   information  concerning  the  Adviser  and  the  Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

The Portfolios

Portfolios Managed by J.P. Morgan Investment Management Inc.:

  Quality Bond Portfolio.

  The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

  Small Cap Stock Portfolio.

  The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio will invest primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio will be primarily securities included in the Russell 2000 Index.

  Large Cap Stock Portfolio.

  The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will be highly diversified and hold approximately 300 stocks.

  Select Equity Portfolio.

  The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will typically hold between 60 and 90 stocks.

  International Equity Portfolio.

  The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index.

Portfolios Managed by Lord, Abbett & Co.:

  Bond Debenture Portfolio.

  The investment objective of this Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" before investing.

  Mid-Cap Value Portfolio.

  The investment objective of this Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

Large Cap Research Portfolio.

  The investment objective of this Portfolio is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above.

  Developing Growth Portfolio.

  The investment objective of this Portfolio is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Portfolio will invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. Volatile price movement can be expected.

Portfolios Managed by Van Kampen American Capital Investment Advisory Corp.:

  Money Market Portfolio.

  The investment objective of this Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

  Quality Income Portfolio.

  The investment objective of this Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

  High Yield Portfolio.

  The investment objective of this Portfolio is the maximization of total investment return through income and capital appreciation. The Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. (See "Risk Factors - Special Risks of High Yield Investing.")

  Stock Index Portfolio.

  The investment objective of this Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index by investing in common stocks, stock index futures contracts and options on stock indexes and stock index futures contracts, and certain short-term fixed income securities such as cash reserves.

     "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Financial Services Life Insurance Company and its affiliates. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation regarding the advisability of investing in the Stock Index Portfolio.

  VKAC Growth and Income Portfolio.

  The investment objective of this Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the Statement of Additional Information. There is no assurance that a Portfolio will meet its stated objective.

Investment Risks

The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

Sales and Redemptions

The Trust sells shares only to the separate accounts of Cova Financial Services Life Insurance Company and its affiliated life insurance companies (collectively, "Cova Life") as a funding vehicle for the variable annuity contracts and/or variable life insurance policies ("Variable Contracts") offered by Cova Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of Cova Life, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by Cova Life at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

FINANCIAL HIGHLIGHTS
(for one share of each Portfolio outstanding throughout the period)

The following schedule presents financial highlights for one share of each of the Portfolios throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, for each of the periods through December 31, 1996 presented below, and their report thereon appears in the Portfolios' related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For Shares Held Throughout the Periods Indicated
For the Period from May 1, 1996 (date of initial  public  offering)  to December
31, 1996

                                                                                                          Inter-
                                                   Small Cap     Quality       Select       Large Cap     national     Bond
                                                   Stock         Bond          Equity       Stock         Equity       Debenture
                                                   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.512       $9.897       $10.084       $10.003      $10.215       $10.098
                                                   ___________  ___________   __________  ____________   __________   ____________
Income from Investment Operations
   Net investment income                              0.057        0.459         0.081         0.124        0.096         0.345
   Net realized and unrealized gains (losses)         0.843        0.102         0.771         1.304        0.755         0.949
                                                   ___________  ___________   __________  ____________   __________   ____________
Total from investment operations                      0.900        0.561         0.852         1.428        0.851         1.294
                                                   ___________  ___________   __________  ____________   __________   ____________
Distributions
   Dividends from net investment income              (0.055)      (0.376)       (0.081)       (0.122)      (0.086)      (0.342)
   Distributions from net realized gains             (0.435)         _ _        (0.113)       (0.197)      (0.021)      (0.080)
   Distributions in excess of net
      investment income                                 _ _          _ _         [dagger]        _ _           _ _          _ _
   Return of capital distributions                      _ _          _ _            _ _          _ _           _ _          _ _
                                                   ___________  ___________   __________  ____________   __________   ____________
Total distributions                                  (0.490)      (0.376)       (0.194)       (0.319)      (0.107)       (0.422)
                                                   ___________  ___________   __________  ____________   __________   ____________
Net Asset Value, End of Period                      $10.922      $10.082       $10.742       $11.112      $10.959       $10.970
                                                   ___________  ___________   __________  ____________   __________   ____________
Total Return                                          8.65%*       5.68%*        8.52%*       14.35%*       8.44%*       12.89%*
                                                   ___________  ___________   __________  ____________   __________   ____________
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)          $14.7         $5.8         $23.8         $16.8        $15.6          $7.7
Ratios to Average Net Assets (1):
   Expenses                                           0.95%**      0.65%**       0.85%**       0.75%**      0.95%**       0.85%**
   Net investment income                              0.87%**      5.94%**       1.35%**       1.56%**      1.43%**       7.26%**
Portfolio Turnover Rate                              102.4%       181.3%        123.9%         35.5%        48.2%         58.1%
Average Commission Rate Paid (2)                     $0.0371       N/A          $0.0406       $0.0323      $0.0107       $0.0677

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Expenses to Average Net Assets:           2.68%**      1.52%**       1.70%**       1.23%**      3.80%**       2.05%**
   Ratio of Net Investment Income to
       Average Net Assets:                           (0.86%)**     5.07%**       0.50%**       1.08%**     (1.42%)**      6.06%**

(2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the period by the total number of shares  purchased and sold during the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------
[dagger] Amount is less than .0005%

*    Non-Annualized

**   Annualized


See Notes to Financial Statements

                            MONEY MARKET PORTFOLIO

                                                                                                           July 1, 1991
                                                                                                           (Commencement of
                                                                                                           Investment
                                                                     Year Ended December 31                Operations) to
                                                      1996        1995       1994      1993       1992     December 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $1.00      $1.00      $1.00     $1.00      $1.00                   $1.00
                                                   ________   ________   ________   _______   ________     _______________________
Income from Investment Operations
   Net investment income                             0.053      0.059      0.041     0.032      0.038                   0.027
   Net realized and unrealized gains (losses)          _ _        _ _        _ _       _ _        _ _                     _ _
                                                   ________   ________   ________   _______   ________     _______________________
Total from investment operations                     0.053      0.059      0.041     0.032      0.038                   0.027
                                                   ________   ________   ________   _______   ________     _______________________
Distributions
   Dividends from net investment income             (0.053)    (0.059)    (0.041)   (0.032)    (0.038)                 (0.027)
   Distributions from net realized gains               _ _        _ _        _ _       _ _        _ _                     _ _
   Distributions in excess of net
      investment income                                _ _        _ _        _ _       _ _        _ _                     _ _
   Return of capital distributions                     _ _        _ _        _ _       _ _        _ _                     _ _
                                                   ________   ________   ________   _______   ________     _______________________
Total distributions                                 (0.053)    (0.059)    (0.041)   (0.032)    (0.038)                 (0.027)
                                                   ________   ________   ________   _______   ________     _______________________
Net Asset Value, End of Period                      $1.00      $1.00      $1.00     $1.00      $1.00                   $1.00
                                                   ________   ________   ________   _______   ________     _______________________
Total Return                                         5.42%      6.01%      4.23%     3.24%      3.88%                   2.75%*
                                                   ________   ________   ________   _______   ________     _______________________
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $31.0      $34.4      $75.9      $6.6       $4.0                    $5.4
Ratios to Average Net Assets (1):
   Expenses                                          0.11%      0.11%      0.10%     0.10%      0.10%                   0.09%**
   Net investment income                             5.31%      5.68%      4.37%     3.23%      3.63%                   5.11%**
Portfolio Turnover Rate                               N/A        N/A        N/A        N/A        N/A                N/A
Average Commission Rate Paid (2)                      N/A        N/A        N/A        N/A        N/A                N/A

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Expenses to Average Net Assets:          0.74%      0.64%      0.68%     0.86%      1.30%                 1.11%**
   Ratio of Net Investment Income to
       Average Net Assets:                           4.68%      5.25%      3.79%     2.47%      2.43%                 4.10%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------------
*     Non-Annualized
**    Annualized
N/A   Not Applicable

                        See Notes to Financial Statements

                            QUALITY INCOME PORTFOLIO

                                                                                                                      Dec. 11, 1989
                                                                                                                     (Commence-
                                                                                                                      ment of
                                                                                                                      Investment
                                                               Year  Ended  December  31                              Operations) to
                                                 1996      1995     1994      1993      1992      1991      1990      Dec. 31, 1989
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.871   $9.815   $10.886  $10.699    $10.618   $9.969   $9.930         $10.000
                                                _______  ________  _______  _______    _______   ______   _______       _________
Income from Investment Operations
   Net investment income                          0.651    0.667     0.603    0.641      0.696    0.753    0.713           0.043
   Net realized and unrealized
      gains (losses)                             (0.359)   1.056    (1.071)   0.518      0.081    0.649    0.039          (0.070)
                                                _______  ________  _______  _______    _______   ______   _______       _________
Total from investment operations                  0.292    1.723    (0.468)   1.159      0.777    1.402    0.752          (0.027)
                                                _______  ________  _______  _______    _______   ______   _______       _________
Distributions
   Dividends from net
      investment income                          (0.471)  (0.667)   (0.603)  (0.641)    (0.696)  (0.753)  (0.713)         (0.043)
   Distributions from net realized gains         (0.002)     _ _       _ _   (0.331)       _ _      _ _       _ _           _ _
   Distributions in excess of net
      investment income                             _ _      _ _       _ _      _ _        _ _      _ _      _ _            _ _
   Return of capital distributions                  _ _      _ _       _ _      _ _        _ _      _ _      _ _            _ _
                                                _______  ________  _______  _______    _______   ______   _______       _________
Total distributions                              (0.473)  (0.667)   (0.603)  (0.972)    (0.696)   (0.753)  (0.713)        (0.043)
                                                _______  ________  _______  _______    _______   ______   _______       _________
Net Asset Value, End of Period                  $10.690  $10.871    $9.815  $10.886    $10.699  $10.618   $9.969          $9.930
                                                _______  ________  _______  _______    _______   ______   _______       _________
Total Return                                      2.82%   17.99%    (4.33%)  11.04%      7.61%   14.71%    7.99%          (0.27%)*
                                                _______  ________  _______  _______    _______   ______   _______       _________
Ratios/Supplemental Data:
   Net Assets, end of period
      (in millions)                             $51.3    $41.4     $33.9    $51.1      $24.1     $6.8     $6.1           $2.5
Ratios to Average Net Assets (1):
   Expenses                                       0.60%    0.60%     0.59%    0.60%      0.60%    0.60%    0.74%          0.70%**
   Net investment income                          6.06%    6.42%     5.69%    5.82%      6.87%    7.45%    7.64%          7.83%**
Portfolio Turnover Rate                          320.3%   219.5%    177.6%   318.4%     231.9%    12.9%    59.3%           0.0%
Average Commission Rate Paid (2)                  N/A       N/A      N/A       N/A       N/A       N/A      N/A          N/A

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Expenses to Average
      Net Assets:                                 0.71%    0.75%     0.68%    0.70%      0.88%    1.10%    1.53%          9.15%**
   Ratio of Net Investment Income to
       Average Net Assets:                        5.95%    6.27%     5.60%    5.73%      6.59%    6.96%    6.85%         (0.62%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the period by the total number of shares  purchased and sold during the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*     Non-Annualized
**    Annualized
N/A   Not Applicable

                        See Notes to Financial Statements


                              STOCK INDEX PORTFOLIO

                                                                                                              November 1, 1991
                                                                                                             (Commencement of
                                                                                                             Investment
                                                                    Year Ended December 31                   Operations) to
                                                      1996        1995       1994      1993       1992       December 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $13.844    $10.587    $11.115   $10.552    $10.572                 $10.000
                                                   ________   _______    ________  ________   ________     _________________________
Income from Investment Operations
   Net investment income                             0.286      0.260      0.311     0.205      0.172                   0.038
   Net realized and unrealized gains (losses)        2.797      3.637     (0.337)    0.726      0.477                   0.534
                                                   ________   _______    ________  ________   ________     _________________________
Total from investment operations                     3.083      3.897     (0.026)    0.931      0.649                   0.572
                                                   ________   _______    ________  ________   ________     _________________________
Distributions
   Dividends from net investment income             (0.284)    (0.260)    (0.311)   (0.205)    (0.210)                     _ _
   Distributions from net realized gains            (0.517)    (0.380)    (0.185)   (0.163)    (0.459)                     _ _
   Distributions in excess of net
      investment income                                _ _        _ _        _ _        _ _       _ _                      _ _
   Return of capital distributions                     _ _        _ _     (0.006)       _ _       _ _                      _ _
                                                   ________   _______    ________  ________   ________     _________________________
Total distributions                                 (0.801)    (0.640)    (0.502)   (0.368)    (0.669)                     _ _
                                                   ________   _______    ________  ________   ________     _________________________
Net Asset Value, End of Period                     $16.126    $13.844    $10.587   $11.115    $10.552                 $10.572
                                                   ________   _______    ________  ________   ________     _________________________
Total Return                                        22.48%     36.87%     (0.11%)    8.84%      6.22%                   5.70%*
                                                   ________   _______    ________  ________   ________     _________________________
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $86.6      $86.0      $36.8     $91.3      $35.0                    $6.8
Ratios to Average Net Assets (1):
   Expenses                                          0.60%      0.61%      0.58%     0.60%      0.59%                   0.40%**
   Net investment income                             1.77%      2.41%      2.23%     2.29%      2.54%                   3.02%**
Portfolio Turnover Rate                              1.3%       3.9%       47.1%     44.1%      85.7%                       _ _
Average Commission Rate Paid (2)                    $0.0333      N/A        N/A        N/A        N/A                N/A

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:

   Ratio of Expenses to Average Net Assets:          0.67%      0.78%      0.80%     0.74%      1.21%                   1.84%**
   Ratio of Net Investment Income to
       Average Net Assets:                           1.70%      2.24%      2.01%     2.15%      1.92%                   1.58%**

(2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the period by the total number of shares  purchased and sold during the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*     Non-Annualized
**    Annualized
N/A   Not Applicable


                        See Notes to Financial Statements



                        VKAC GROWTH AND INCOME PORTFOLIO
                     (formerly Growth and Income Portfolio)

                                                                                                          May 1, 1992
                                                                                                          (Commencement of
                                                                                                          Investment
                                                                           Year Ended December 31         Operations) to
                                                                  1996     1995      1994       1993      December 31, 1992
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.512    $10.306   $11.170    $10.282                 $10.000
                                                              ________   ________   _______   ________     _________________________
Income from Investment Operations
   Net investment income                                        0.243      0.224     0.331      0.182                   0.125
   Net realized and unrealized gains (losses)                   2.007      3.089     (0.864)    1.371                   0.444
                                                              ________   ________   _______   ________     _________________________
Total from investment operations                                2.250      3.313    (0.533)     1.553                   0.569
                                                              ________   ________   _______   ________     _________________________
Distributions
   Dividends from net investment income                        (0.241)    (0.232)    (0.323)   (0.182)                 (0.125)
   Distributions from net realized gains                       (0.535)    (0.875)    (0.008)   (0.483)                 (0.162)
   Distributions in excess of net
      investment income                                           _ _        _ _        _ _       _ _                      _ _
   Return of capital distributions                                _ _        _ _        _ _       _ _                      _ _
                                                              ________   ________   _______   ________     _________________________
Total distributions                                            (0.776)    (1.107)   (0.331)    (0.665)                 (0.287)
                                                              ________   ________   _______   ________     _________________________
Net Asset Value, End of Period                                $13.986    $12.512   $10.306    $11.170                 $10.282
                                                              ________   ________   _______   ________     _________________________
Total Return                                                   18.18%     32.24%    (4.54%)    15.01%                   5.67%*
                                                              ________   ________   _______   ________     _________________________
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)                      $31.6      $19.7      $10.9      $6.5                   $2.6
Ratios to Average Net Assets (1):
   Expenses                                                     0.70%      0.69%     0.70%      0.69%                   0.70%**
   Net investment income                                        1.99%      2.05%     3.47%      1.84%                   2.27%**
Portfolio Turnover Rate                                        113.0%     180.1%    326.0%     135.9%                   99.9%
Average Commission Rate Paid (2)                               $0.0566      N/A        N/A        N/A                N/A

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:

   Ratio of Expenses to Average Net Assets:                     1.02%      1.19%     1.49%      2.05%                   3.69%**
   Ratio of Net Investment Income to
       Average Net Assets:                                      1.67%      1.55%     2.68%      0.47%                  (0.73%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the period by the total number of shares  purchased and sold during the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*     Non-Annualized
**    Annualized
N/A   Not Applicable

                        See Notes to Financial Statements

                              HIGH YIELD PORTFOLIO

                                                                                                                    Dec. 11, 1989
                                                                                                                    (Commence-
                                                                                                                    ment of
                                                                                                                    Investment
                                                                 Year  Ended  December  31                          Operations) to
                                                   1996    1995      1994     1993        1992    1991      1990    Dec. 31, 1989
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.446   $9.823   $11.287  $10.445    $10.410   $9.073   $9.974        $10.000
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Income from Investment Operations
   Net investment income                          0.952    0.949     0.978    1.028      1.250    1.124    1.085          0.053
   Net realized and unrealized
      gains (losses)                              0.187    0.621    (1.464)   1.170      0.658    1.337   (0.901)        (0.026)
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Total from investment operations                  1.139    1.570    (0.486)   2.198      1.908    2.461    0.184          0.027
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Distributions
   Dividends from net
      investment income                          (0.954)  (0.947)   (0.978)  (1.028)    (1.250)(1.124)    (1.085)        (0.053)
   Distributions from net realized gains            _ _       _ _      _ _   (0.328)    (0.623)      _ _     _ _            _ _
   Distributions in excess of net
      investment income                          (0.005)      _ _      _ _       _ _       _ _       _ _     _ _            _ _
   Return of capital distributions                  _ _       _ _      _ _       _ _       _ _       _ _     _ _            _ _
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Total distributions                              (0.959)  (0.947)   (0.978)  (1.356)    (1.873)(1.124)    (1.085)        (0.053)
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Net Asset Value, End of Period                  $10.626  $10.446    $9.823  $11.287    $10.445  $10.410   $9.073         $9.974
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Total Return                                     11.29%   16.69%    (4.52%)  21.98%     19.12%   28.31%    1.86%          0.23%*
                                              _________  _______   _______  _______  _________  _______   ______   _________________
Ratios/Supplemental Data:
   Net Assets, end of period
      (in millions)                             $41.1    $36.5     $19.7    $18.8       $5.4     $3.8     $2.9           $2.5
Ratios to Average Net Assets (1):
   Expenses                                       0.85%    0.86%     0.86%    0.84%      0.87%    0.86%    1.01%          0.95%**
   Net investment income                          8.89%    9.50%     9.48%    8.97%     11.67%   11.31%   11.43%          9.67%**
Portfolio Turnover Rate                         117.3%   118.9%    200.1%   213.1%     157.4%   147.6%    28.3%           0.0%
Average Commission Rate Paid (2)                  N/A       N/A      N/A       N/A       N/A       N/A      N/A          N/A

(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:

   Ratio of Expenses to Average
      Net Assets:                                 1.04%    1.09%     1.16%    1.38%      1.79%    1.91%    2.42%          9.42%**
   Ratio of Net Investment Income to
       Average Net Assets:                        8.70%    9.27%     9.18%    8.43%     10.75%   10.25%   10.01%          1.19%**

(2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the period by the total number of shares  purchased and sold during the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*     Non-Annualized
**    Annualized
N/A   Not Applicable

                        See Notes to Financial Statements

THE TRUST

The Trust is currently comprised of nineteen separate Portfolios, fourteen of which are offered herein: Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, VKAC Growth and Income Portfolio, Stock Index Portfolio, Bond Debenture Portfolio, Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio, International Equity Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

INVESTMENT OBJECTIVES AND
POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

There is no assurance that the investment objectives of the various Portfolios will be met.

Portfolios Managed by J.P. Morgan Investment Management Inc.:

Quality Bond Portfolio.

The investment objective of the Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, and asset-backed and mortgage related securities. Specific securities which the Sub-Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the
Portfolio's benchmark. As of May 1, 1997, the benchmark's duration was approximately 4.78 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

Corporate Bonds, etc. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See "Investment Practices" and "Risk Factors" for further information on foreign investments and convertible securities.

Government Obligations, etc. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, Government National Mortgage Association ("GNMA") Certificates, and obligations of the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "Investment Practices" and "Risk Factors" for further information on foreign investments.

Money Market Instruments. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

Quality Information. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "Appendix - Description of Corporate Bond Ratings" for more detailed information on these ratings.

The Portfolio may also purchase and sell obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

Small Cap Stock Portfolio.

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index.

The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

The Sub-Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Sub-Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Sub-Adviser ranks these companies within economic sectors according to their relative value. The Sub-Adviser then selects for purchase the most attractive companies within each economic sector.

The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Sub-Adviser believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

Equity Investments. During ordinary market conditions, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of small U.S. companies and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

Foreign Investments. The Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in foreign equity securities. For further information on foreign investments and foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio may also purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

Large Cap Stock Portfolio.

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the S&P 500 Index ("S&P 500").

Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The
Portfolio may also invest in American Depositary Receipts ("ADRs") and in various foreign securities if U.S. exchange-listed. (See "Risk Factors - Special Considerations Relating to Foreign Securities.")

Stock Selection. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies typically represented by the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. Portfolio sector weightings will generally equal those of the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will normally be comprised, based on the dividend discount model, of stocks in the first three quintiles. The Portfolio will be highly diversified and will typically hold approximately 300 stocks.

Other Securities. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

Other Techniques. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

Select Equity Portfolio.

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

Stock Selection. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will primarily consist of stocks of companies from the first and second quintiles. The Portfolio will typically hold between 60 and 90 stocks.

Other Securities. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

Other Techniques. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

International Equity Portfolio.

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately 29% as of May 1, 1997). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

Equity Investments. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See "Investment Practices" and "Risk Factors." The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

Portfolios Managed by Lord, Abbett & Co.:

Bond Debenture Portfolio.

The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing."

It is the belief of the Portfolio's management that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt- security portfolio. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the debt securities in the Portfolio is less than 80% of the value of its total assets. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, in the view of Portfolio management, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in the view of Portfolio management, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved). In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally, the Portfolio invests in long-term debt securities when the Portfolio management believes that interest rates in the long run will decline and prices of such securities generally will be higher. When Portfolio management believes that long-term interest rates will rise, Portfolio management will endeavor to shift the Portfolio into short-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change without shareholder approval: (a) the Portfolio must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) the Portfolio may invest up to 20% of its gross assets, at market value, in U.S. dollar-denominated debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions (see "Risk Factors - Special Considerations Relating to Foreign Securities"); (c) subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks; (d) the Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Portfolio does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

The Portfolio may, but has no present intention to, commit more than 5% of its gross assets to the lending of its portfolio securities.

The Portfolio will not change its investment objective without shareholder approval.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser are especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

Mid-Cap Value Portfolio.

The investment objective of the Mid-Cap Value Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

The Portfolio invests primarily in common stocks (including securities convertible into common stocks) of companies with good prospects for improvement in earnings trends or asset values that are not yet fully recognized in the investment community. Selection of stocks is based on appreciation potential, without regard to current income. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in mid-cap companies, determined at the time of purchase. "Mid-cap" companies are defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

It is intended that the investment portfolio will be diversified among many issues representing many different industries. The holdings in the Portfolio typically will be selected for their potential for significant market appreciation from growing recognition of substantial improvement in the company's financial results or increasing anticipation of such improvement. This potential may derive from such factors as (i) changes in the economic and financial environment, (ii) new or improved products or services, (iii) new or rapidly expanding markets, (iv) changes in management or structure of the company, (v) price increases due to shortages of resources or productive capacity, (vi) improved efficiencies resulting from new technologies or changes in distribution or (vii) changes in governmental regulations, political climate or competitive conditions. The companies represented will have a strong or, in the perception of Portfolio management, an improving financial position. The outstanding stock of companies in the Portfolio ordinarily will have an aggregate market value of not less than approximately $50 million. At the time of purchase, the stocks may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.
Characteristically, the Portfolio will not carry a large cash position as an investment strategy. While the Portfolio may take short-term gains if deemed appropriate, normally the Portfolio will hold securities in order to realize long-term capital gains. Although normally the Portfolio intends to be fully invested in common stocks, it may temporarily put a portion of its assets in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government) for liquidity purposes or to create reserve purchasing power pending other investments. Since the Portfolio invests primarily in common stocks with their inherent market risks, there is, of course, no assurance that its investment objective will be achieved. If it is determined that the Portfolio's objective can best be achieved by a substantive change in investment policy or strategy, the Portfolio may make such a change without shareholder approval by disclosing it in this Prospectus. The Portfolio may invest up to 10% of its net assets in securities (of the type described above) which are primarily traded in foreign countries.

Large Cap Research Portfolio.

The investment objective of the Large Cap Research Portfolio is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration.

The Portfolio invests primarily in common stocks (including securities convertible into common stocks such as investment-grade convertible bonds or convertible-preferred stocks) of large-cap companies defined for these purposes as companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments made in large-cap companies, determined at the time of purchase. These companies will have good prospects for improvement in earnings trends or asset values. The Portfolio will invest in companies on the basis of the fundamental economic and business factors (such as government, fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which Portfolio management believes are the primary factors determining the future market valuation of stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. There can be no assurance that stocks selected for the Portfolio will appreciate in value or that their dividends will increase or be maintained.

In selecting securities for investment, more weight is given to the possibilities of capital growth and growth of income than to current income. In seeking to fulfill its objective, the Portfolio will invest also in both small and middle-sized companies, as measured by the value of their outstanding stock guided by the policies mentioned herein. Stock prices of such small-sized companies may be more volatile than those of large and middle-sized companies.

Portfolio management concentrates its research and stock selection on companies that are undervalued or out of current investment favor and thus the investment portfolio typically will encompass less market risk as measured by its price-to-normal earnings and price-to-book value ratios. The Portfolio's management process results in the sale of stocks that it judges to be overpriced and reinvestment in other securities which it believes offer better values and less market risk.

The Portfolio will be diversified among many issuers representing many different industries. The Portfolio reflects the collective judgment of the Research Department of the Sub-Adviser as to what securities represent the greatest investment value, regardless of industry sector, market capitalization, or Wall Street sponsorship. At the time of purchase, securities selected for the Portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.

Up to 10% of the Portfolio's net assets (at the time of investment) may be invested in foreign securities (of the type described herein) primarily traded in foreign countries.

For securities in the Portfolio with a market value of up to 5% of its gross assets at the time an option is written, the Portfolio may write covered call options which are traded on a national securities exchange in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities.

The Portfolio may engage in (a) lending of portfolio securities to broker-dealers on a secured basis and (b) investing in rights and warrants to purchase securities. The Portfolio has no present intention to commit more than 5% of gross assets to any one of these two identified practices. The term "warrants" includes warrants which are not listed on the New York or American Stock Exchanges. Such unlisted warrants may not exceed 2% of the Portfolio's assets.

The Portfolio may invest in closed-end investment companies if bought in the secondary market with a fee or commission no greater than the customary broker's commission in compliance with the Investment Company Act of 1940, as amended ("1940 Act"). Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Portfolio and the closed-end investment company both charge a management fee.

The Portfolio will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of gross assets at the lower of cost or market value.

Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio. For temporary defensive purposes, the Portfolio may invest in high quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trust's Board of Trustees to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") will not be subject to this limit. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of liquidity during periods of decreased market interest in such securities.

The Portfolio may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures. The Portfolio will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Portfolio's total assets.

Convertible bonds and convertible-preferred stocks tend to be more volatile than straight bonds but less volatile and more income-producing than their underlying common stocks.

Developing Growth Portfolio.

The investment objective of the Developing Growth Portfolio is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

The Portfolio's present investment strategy, as developed by the Sub-Adviser, is based on the four phases of corporate growth. As described below, only the second (or developing growth) phase is characterized by a dramatic rate of growth. The management of the Portfolio looks for companies in that phase and, under normal circumstances, will invest at least 65% of the Portfolio's total assets in securities of such companies. The Portfolio also may invest in companies which are in their formative phase. Developing growth companies are almost always small, usually young and their shares are generally traded over the counter. Having, in the view of Portfolio management, passed the pitfalls of the formative years, they are now in a position to grow rapidly in their market.

The Four Phases of Business Growth
(as perceived by the Sub-Adviser)

Phase 1 -- Formative: Phase 1 has high risk. Companies in this phase are formative and the perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some companies to survive and advance into the second phase.

Phase 2 -- Developing Growth: Phase 2 usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The management of the Portfolio focuses on companies which it believes are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated.

Phase 3 -- Established Growth: Phase 3 is a time of established growth when competitive forces, regulations and internal bureaucracy often begin to blunt the sharp edge of success in the marketplace.

Phase 4 -- Maturity: Phase 4 is a time of maturity when companies ease into a growth pattern that roughly reflects the increase in Gross Domestic Product.

At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase. In choosing from among them, Portfolio management looks for special characteristics that will help their growth. These can include a unique product or service for which management foresees a rising demand; a special area of technological expertise; the ability to service a region that is growing faster than average; a competitive advantage or new opportunities in foreign trade or from shifts in government priorities and programs; or an ability to take advantage of growth of consumers' discretionary income and demographic changes.

The management of the Portfolio also looks for certain financial characteristics such as: at least five years of higher-than-average growth of revenues and earnings per share; higher-than-average returns on equity; ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

The Portfolio also looks for certain characteristics of management in addition to those that are implied by the financial data. The Portfolio looks for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities it perceives in each company's future. Finally, the Portfolio looks for management that has demonstrated an ability to manage through a full economic cycle. The Portfolio does not, however, invest in order to control management.

Securities being considered for the Portfolio are analyzed solely on traditional investment fundamentals. The Portfolio does not select securities based on trends indicated by chartists' technical analyses. In addition to the financial data already mentioned, the management of the Portfolio evaluates the market for each company's products or services, the strengths and weaknesses of competitors, the availability of raw materials, diversity of product mix, etc. Finally, in assembling the investment portfolio, the management of the Portfolio tries to diversify the Portfolio's investments. Within the bounds of other criteria, the management of the Portfolio tries to invest in many securities and industries so that any misjudgments it might make are adequately cushioned.

Up to 10% of the Portfolio's net assets (at the time of investment) may be invested in foreign securities (of the type described above) primarily traded in foreign countries.

Although the Portfolio has no present plans to change its policies, if it is determined that the investment objective can best be achieved by a change in investment policies or strategy, the Portfolio reserves the right to make such a change without shareholder approval, provided it is not prohibited by the Portfolio's investment restrictions or applicable law. Any material change will first be disclosed in the current Prospectus.

There may be times when Portfolio management believes that economic conditions or general levels of common stock prices are such that it would be advisable, for defensive reasons, to curtail investments in common stocks. During such periods, the Portfolio may invest a substantial portion of its assets in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

An investment in the Portfolio is not intended as a complete investment program. The Portfolio will not provide significant income. Moreover, because stocks of developing growth companies are more risky and their prices more volatile than those of mature companies, the Portfolio's net asset value per share is likely to experience above-average fluctuations.

Portfolios Managed by Van Kampen American Capital Investment Advisory Corp.:

Money Market Portfolio.

The investment objective of the Money Market Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase.

Investment Program

The Money Market Portfolio seeks to achieve its objective by investing only in the following securities and instruments: (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"); (c) commercial paper (including variable amount master demand notes); and (d) debt obligations (other than commercial paper) of corporate issuers.

U.S. Government Securities include Treasury Bills, Notes and Bonds issued by the U.S. government and backed by the full faith and credit of the U.S. government, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and bankers' acceptances of domestic banks (or Euro-dollar obligations of foreign branches of those domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as the accounts themselves.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

The Portfolio may lend portfolio securities. The Portfolio may also enter into repurchase agreements but only if the underlying securities are either Government securities or First Tier Securities (see "Investment Quality" and "Portfolio Maturity", below). The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may borrow up to 10% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure borrowings. The Portfolio may invest up to 10% of its net assets in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices".

The Portfolio may also invest in Floating Rate Securities. Floating Rate Securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on Floating Rate Securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Floating Rate Securities often include a demand feature which entitles the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. With respect to Floating Rate Securities, the financial institution issuing the instrument is considered the issuer. However, where the securities are backed by an irrevocable letter of credit or by insurance, without which the securities would not qualify for purchase under the Portfolio's quality restrictions, the issuer of the letter of credit will be considered the issuer of the securities.

Although the securities in which the Portfolio invests are of high quality and the transactions which it enters into entail low risk, there is still the possibility of loss of principal. Corporate issuers may default on their obligations. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

Investment Quality

(a) Eligible Securities

The Money Market Portfolio will invest only in United States dollar-denominated instruments which, at the time of acquisition, are determined to be eligible securities ("Eligible Securities") by the Sub-Adviser and which are determined by the Sub-Adviser to present minimal credit risks.

An Eligible Security is any security that has a remaining maturity of less than one year and (i) which is rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or if only one NRSRO has issued a rating, that NRSRO ("Requisite NRSROs"); or (ii) has a security that has been issued by an issuer that has outstanding short-term debt obligations (or security within that class) that are comparable in priority and security with the security ("CPS Security") which is rated, or the issuer of which is rated, by the Requisite NRSROs in one of the two highest rating categories for short-term debt obligations. An unrated security may also be an Eligible Security if it is determined by the Sub-Adviser to be of comparable quality ("Comparable Quality Security") to either a First Tier Security or Second Tier Security, as those terms are defined below.

A First Tier Security is an Eligible Security that (i) is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the highest rating category for short-term debt obligations or (ii) is a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a First Tier Security.

A Second Tier Security is (i) an Eligible Security that is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the second highest rating category for short-term debt obligations,
(ii) an instrument that has been rated in the highest rating category for short-term debt obligations by one NRSRO and has been rated in the second highest rating category for short-term debt obligations by one or more other NRSROs or (iii) a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a Second Tier Security.

(b) Guidelines for Purchasing Eligible Securities

The Sub-Adviser, on behalf of the Money Market Portfolio, may (i) acquire any First Tier Security that, at the time of acquisition, has received the highest rating from any two NRSROs; (ii) acquire any Second Tier Security that, at the time of acquisition, has received the second highest rating from any two NRSROs, and (iii) acquire any First Tier Security or any Second Tier Security that at time of purchase is rated by a single NRSRO, or any Comparable Quality Security, subject to approval by the Board of Trustees of the Trust.

Portfolio Maturity

The Money Market Portfolio may not purchase any instrument, other than a Government security, with a remaining maturity of greater than one year. A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States, or any certificate of deposit for any of the above.

The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of ninety (90) days or less. The Portfolio determines the maturity of portfolio investments in accordance with Rule 2a-7, a valuation and pricing rule under the 1940 Act.

Quality Income Portfolio.

The investment objective of the Quality Income Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

The Sub-Adviser will use the Lehman Brothers Government/Corporate Bond Index as a benchmark against which it will gauge the performance of the Portfolio and determine risk measurement. The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the four major corporate classifications:
industrial, utility, financial and Yankee bond. Only notes and bonds with a minimum outstanding principal amount of $50,000,000 and a minimum maturity of one year are included. Bonds included must have a rating of at least Baa by Moody's, BBB by S&P or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service, Inc.

Depending on market conditions and subject to the special diversification provisions imposed on the Portfolio (see "Risk Factors"), the Portfolio may invest a substantial portion of its assets in GNMA Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage holder (such as a mortgage banker) and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on the GNMA Certificates. These guarantees are backed by the full faith and credit of the U.S. government.

To the extent the Portfolio acquires GNMA Certificates at par or at discount, the GNMA Certificates offer a high degree of safety of the principal investment because of the GNMA guarantee. If the Portfolio buys GNMA Certificates at a premium, however, mortgage foreclosures and repayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its GNMA Certificates resulting from a decrease in interest rates generally, the Portfolio may sell its GNMA Certificates which are selling at a substantial premium. This practice may increase the Portfolio's portfolio turnover rate. A more complete description of GNMA Certificates is contained in the Statement of Additional Information.

The Portfolio, subject to the limitations on investments as described in "Risk Factors", may invest in other obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury Notes, Bills or Bonds) or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government (such as Maritime Administration Title XI Ship Financing Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds).

The Portfolio may also invest in one or more of the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers (payable in U.S. dollars) rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB);

(2) Commercial paper rated at time of purchase Prime-3 by Moody's or A-3 by S&P;

(3) Bank obligations (including repurchase agreements and those denominated in Eurodollars) of banks having total assets in excess of $1 billion; and

(4) Mortgage pass-through certificates and collateralized mortgage obligations.

Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a further description of the above investments and the ratings used, see "Appendix - Description of Corporate Bond Ratings" herein and "Description of Securities Ratings - Commercial Paper Ratings" in the Statement of Additional Information.

The Portfolio may invest up to 35% of its assets in securities of foreign issuers. These investments will be marketable straight-debt securities of foreign issuers payable in U.S. dollars and rated at the time of purchase within the four highest grades assigned by Moody's or by S&P. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices."

If the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and the related put or call options contracts on futures contracts. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the Portfolio securities. Market prices of debt securities tend to rise when interest rates fall and market prices tend to fall when interest rates rise. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

High Yield Portfolio.

The investment objective of the High Yield Portfolio is the maximization of total investment return through income and capital appreciation.

The High Yield Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes.

Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. See "Risk Factors - Special Risks of High Yield Investing."

Medium grade corporate securities are generally regarded as having adequate, but not outstanding, capacity to pay interest and repay principal. Medium grade securities are obligations that are rated A and Baa by Moody's or A and BBB by S&P, or which are not rated by either Moody's or S&P but are considered by the Sub-Adviser to be of comparable quality. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Lower grade corporate securities are those that are rated Ba or B by Moody's or BB or B by S&P, or which are unrated or considered by the Sub-Adviser to be of comparable quality. If the Sub-Adviser deems it appropriate, the Portfolio may invest in domestic corporate debt securities of a higher quality. For a further description of these ratings, see "Appendix - Description of Corporate Bond Ratings."

Many issuers of medium and lower grade securities choose not to have a rating assigned to their obligations by one of the rating agencies. Therefore, the Portfolio's assets may at times consist of a high proportion of unrated securities. The Portfolio will purchase only those unrated securities which the Sub-Adviser believes are comparable to rated securities that qualify for purchase by the Portfolio pursuant to criteria established by the Board of Trustees. Although the Portfolio will invest primarily in medium and lower grade securities, from time to time the Portfolio may also invest in higher grade securities if the Sub-Adviser considers it appropriate, as when the difference in return between different grades of securities is very narrow, when the Sub-Adviser expects interest rates to increase, or when the availability of medium and lower grade securities is limited. These investments may result in a lower current income than if the Portfolio were fully invested in medium and lower grade securities.

The Portfolio may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

If the  Sub-Adviser  deems  it  appropriate  to  seek  to  partially  hedge  the
Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may also enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations.

Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete discussion of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. The Portfolio may invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices."

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

Asset Composition

At December 31, 1996, the High Yield Portfolio was invested in bonds rated by Moody's as follows:

Moody's        Percentage of Total Bond
Ratings        Investments in the Portfolio
-------        ----------------------------
Caa              1.2%
Ba1              4.3%
Ba2              4.0%
Ba3             18.4%
B1              17.0%
B2              27.9%
B3              22.5%
Aaa              1.4%
Other            3.3%

Stock Index Portfolio.

Investment Objective

The investment objective of the Stock Index Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks, and is widely viewed among investors as a good representative of the aggregate performance of publicly-traded common stocks.

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Life. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation or warranty, express or implied, to the owners of the Stock Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Stock Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Cova Life is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Cova Life or the Stock Index Portfolio. S&P has no obligation to take the needs of Cova Life or the owners of the Stock Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Portfolio or the timing of the issuance or sale of the Stock Index Portfolio or in the determination or calculation of the equation by which the Stock Index Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Stock Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY COVA LIFE, OWNERS OF THE STOCK INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Investment Policies

The Stock Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the respective index through statistical procedures.

The Sub-Adviser believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that the correlation between the performance of the Portfolio and that of the Index will be approximately 98%; a figure of 100% would indicate perfect correlation. Perfect correlation would be achieved when the net asset value per share of the Portfolio increases and decreases in exact proportion to changes in the Index. The Board of Trustees of the Trust will review the correlation between the Portfolio and the Index on a quarterly basis. See the Statement of Additional Information for a description of the monitoring procedures established by the Board.

In pursuing its investment objective, the Portfolio will invest in no fewer than 100 stocks with the majority of the Portfolio consisting of those stocks having the largest weightings in the Index. The Sub-Adviser will select stocks for the Portfolio after taking into account their individual weights in the Index and the weights in the Index of the industry groups to which they belong.

Although the Portfolio will attempt to remain fully invested in common stocks, it may also invest in certain short-term fixed income securities such as cash reserves.

As described further below under "Implementation of Policies", the Portfolio may also enter into stock index futures contracts and options on stock indexes and stock index futures contracts for various reasons including to hedge against changes in security prices. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See the Statement of Additional Information for a more complete description of hedging and for a discussion of the risks involved therein.

Implementation of Policies

The S&P 500 Index is composed of 500 common stocks which are chosen by S&P to be included in the unmanaged Index. Market value, liquidity and industry representation are considered in the selection process. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, 95% of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value: its market price per share times the number of shares outstanding.

Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 50% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the Index were: General Electric Co., Exxon Corp., Coca Cola Company, Intel Corp. and Microsoft Corp. The largest industry categories were: international oil, major regional banks, diversified healthcare, telephone and electrical equipment.

Although the Portfolio will normally seek to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit and bankers' acceptances; and repurchase agreements and reverse repurchase agreements collateralized by these securities. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

The Portfolio will employ a combination of an indexing strategy known as "sampling" and stock index futures contracts and options. Sampling is a method that is used to attempt to replicate the return of the Index without having to purchase a weighted portfolio containing all 500 stocks in the Index. This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price to book, price to earnings, debt to asset ratios and dividend yields) match those of the Index. The use of sampling involves certain risks with respect to the ability of the Portfolio to achieve the desired correlation with the Index. (See "Risk Factors - Stock Index Portfolio - Sampling", below).

As indicated above, the Portfolio may utilize stock index futures contracts and options on stock indexes and stock index futures contracts. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit.

Stock index futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to hedge against changes in securities prices, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or the Index.

The Portfolio may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Portfolio may borrow money from a bank but only for temporary or emergency purposes. The Portfolio may borrow money up to one-third of the value of its total assets taken at current value. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that the Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than the Index. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities and may sell securities short. See "Investment Practices" for a description of these investments and transactions.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

Risk Factors - Stock Index Portfolio
Futures Contracts and Options

The primary risks associated with the use of futures  contracts and options are:
(i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. See the Statement of Additional Information for a more complete discussion of the risks involved with respect to investment in stock index futures contracts and options on stock indexes and stock index futures contracts.

Market Risk

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1996, as measured by the S&P 500 Index:

U.S. Stock Market Returns (1926-1996)
Over Various Time Horizons

               One          Five         Ten          Twenty
               Year         Years        Years        Years
--------------------------------------------------------------------------------
Best             +53.99%     +23.89%      +20.06%      +16.86%
Worst            -43.34      -12.47       - 0.89       + 3.11
Average          +12.67      +10.40       +10.77       +10.82

As shown, from 1926 to 1996, common stocks, as measured by the S&P 500 Index, have provided an average annual total return (capital appreciation plus dividend income) of +12.67%. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Sampling

The use of the sampling technique may, particularly under certain market conditions, result in a lower correlation between the Portfolio and the Index than if the Portfolio owned all 500 stocks in the Index. The sampling technique, when employed successfully, is effective primarily due to the existence of long-term correlations between groups of stocks and whole industry sectors within the Index. Sampling, by definition, creates a bias toward the purchase by the Portfolio of the stocks of larger capitalization companies. As a result, the Portfolio can be negatively impacted by the use of sampling in a market where the stocks of smaller capitalization companies are outperforming those of larger capitalization companies. When this happens, it may result in the Portfolio underperforming the Index and not achieving its anticipated degree of correlation with the Index. The Sub-Adviser will actively monitor the effectiveness of its sampling technique and will undertake corrective actions should the use of the sampling technique result in underperformance or undercorrelation with respect to the Index. Such corrective actions may include, but not necessarily be limited to, increasing the number of companies represented in the Portfolio to incorporate more secondary issues. As described under "Investment Policies" above, the Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board has adopted monitoring procedures which require, among other things, that the Sub-Adviser notify the Board in the event that the correlation between the performance of the Portfolio and that of the Index falls below 95%.

VKAC Growth and Income Portfolio.

The investment objective of the VKAC Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth. The Portfolio's stocks are actively traded in U.S. domestic markets, primarily on national securities exchanges, and are selected principally on the basis of fundamental investment values as determined by the Sub-Adviser. The Portfolio's investments are usually viewed by the Sub-Adviser as having comparatively low price-earning ratios and anticipated higher dividends than the S&P 500 average and, at the time of purchase, are considered by the Sub-Adviser to be undervalued in the marketplace.

The Portfolio may invest up to 35% of its assets in dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth but which are issued by foreign corporations of the same type as the U.S. securities described above. There is no current intention that these investments will exceed 20% of the Portfolio's assets. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities".

If the  Sub-Adviser  deems  it  appropriate  to  seek  to  partially  hedge  the
Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may also invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices".

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

The Portfolio's policy of investing in securities that have a potential for growth means that the assets of the Portfolio generally will be subject to greater risk than may be involved in investing in securities which are not selected for such growth characteristics. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

INVESTMENT PRACTICES

In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks.

Strategic Transactions. Certain Portfolios may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts. Certain Portfolios may also enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures, stock index futures contracts and options on stock indexes and stock index futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of a Portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio. The Money Market Portfolio may not invest in repurchase agreements which mature in more than seven days. There are additional limitations and restrictions relating to the ability of the Money Market Portfolio to invest in repurchase agreements which have been adopted by the Board of Trustees of the Trust and which relate primarily to investment quality and diversification.

When Issued and Delayed Delivery Transactions. Certain Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis. See the Statement of Additional Information for additional discussion of these transactions.

Restricted and Illiquid Securities. The Portfolios may each invest up to 15% (10% with respect to the Portfolios for which Van Kampen American Capital Investment Advisory Corp. acts as Sub-Adviser) of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the
Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

Reverse Repurchase Agreements and Borrowings. The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

Each of the Quality Income, High Yield, VKAC Growth and Income and Stock Index Portfolios is permitted to borrow money up to one-third of the value of its total assets taken at current value. The Money Market Portfolio may borrow up to 10% of its total assets. Borrowing by these Portfolios may be only from banks as a temporary measure for extraordinary or emergency purposes and not for investment leverage. Each of the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios may borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 10% of the value of the Portfolio's total assets. Each of the Quality Bond and International Equity Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 30% of the value of the Portfolio's total assets and in connection with reverse repurchase agreements. The Bond Debenture Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 5% of the Portfolio's gross assets.

As a matter of operating policy, the Money Market Portfolio, the Quality Income Portfolio, the Stock Index Portfolio and the VKAC Growth and Income Portfolio will not borrow more than 10% of their net asset value when borrowing is for any general purpose and 25% of their net asset value when borrowing as a temporary measure to facilitate redemptions.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

Short Sales. Certain Portfolios may utilize short sales on securities to implement their investment objectives. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

Convertible Securities. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Warrants. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Money Market Instruments. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

Investment Limitations

In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Limitations of the Trust are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of the Portfolio. Details as to the policies are set forth in the Statement of Additional Information.

RISK FACTORS

Tax Considerations

The Trust serves as the underlying investment for Variable Contracts issued by Cova Life.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Trust. The Code provides that a variable contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as an annuity contract would result in imposition of federal income tax on contract owners with respect to earnings allocable to the variable contract prior to the receipt of payments under the variable contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Each Portfolio of the Trust will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

Special Considerations Relating to Foreign Securities

All of the  Portfolios  may  invest  in  foreign  securities.  The  Stock  Index
Portfolio, however, may only invest in foreign securities which are issued by companies in the S&P 500 Index. Certain Portfolios may invest in ADRs for foreign securities. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The VKAC Growth and Income Portfolio, High Yield Portfolio and Quality Income Portfolio may invest up to 35% in foreign securities. The International Equity Portfolio may invest without limitation in foreign securities. However, the Trust has no current intention that these investments will exceed 20% of a Portfolio's assets except with respect to the International Equity Portfolio. Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders.
Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

As a matter of operating policy, each Portfolio will comply with the following:

1. a Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

2. except as set forth in items 3 and 4 below, a Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

3. a Portfolio may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

4. a Portfolio's investments in United States issuers are not subject to the foregoing operating policies.

Special Risks of High Yield Investing

Each of the High Yield Portfolio and the Bond Debenture Portfolio intends to invest a substantial portion of its assets in medium and lower grade corporate debt securities.

Debt securities which are in those medium and lower grade categories generally offer a higher current yield than is offered by securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest when due as well as fundamental developments in an issuer's business. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the securities market. Typically, market prices tend to fall as interest rates rise and tend to rise as interest rates fall. Generally, prices tend to fluctuate more for lower grade issues than for higher grade issues, and, for any given change in interest rates, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Yields on lower-rated securities will fluctuate over time.

The prices of lower-grade securities, while generally less sensitive to interest rate changes than higher-rated investments, tend to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, the ability of a highly leveraged issuer to service its principal and interest payment obligations, to meet projected business goals and to obtain additional financing may be adversely affected. An economic downturn could disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and the ability of the issuers of such bonds to repay principal and interest, cause increased volatility in the market prices of high yield bonds and a Portfolio's net asset value and may result in a higher incidence of defaults by issuers on bond obligations. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A Portfolio will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the industries and with the issuers involved. The Portfolios' Sub-Advisers will continuously monitor the condition of the economy and the financial and credit markets.

To the extent that there is no established retail secondary market for high yield bonds, such bonds may be thinly traded, making the bonds less liquid than investment grade bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. In the event of an illiquid secondary market, or in the absence of readily available market quotations, the responsibility of the Board of Trustees of the Trust to value the securities becomes more difficult and will involve a greater degree of judgment in that there is less reliable, objective data available.

If the market for high yield bonds is restricted by the enactment of legislation, or if steps are taken to limit the use of such securities, or other advantages of such securities, the value of the securities and a Portfolio's ability to acquire them may be adversely affected.

A description of the corporate bond ratings is contained in the Appendix. Purchasers should be aware, however, that credit ratings evaluate the safety of principal and interest payments and not the market value risk of high yield bonds. In addition, credit ratings may not always be modified on a timely basis to reflect events subsequent to the most recent ratings which may have a material impact on the securities rated. However, the Portfolios' Sub-Advisers will continuously monitor the issuers of high yield bonds in the Portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity. Achievement of the investment objectives of the Portfolios may be more dependent on the credit analysis of the Portfolios' Sub-Advisers than is the case with higher quality bonds.

The Portfolios may also invest in unrated corporate securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and, accordingly, they may carry greater risk and higher yield than rated securities.

PORTFOLIO TURNOVER RATES

Money Market Portfolio and Quality Income Portfolio

Although the Money Market and Quality Income Portfolios are not subject to specific restrictions on portfolio turnover, they generally do not seek profits by short-term trading. However, they may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because brokerage commissions are not customarily charged on the investments invested in by each of the two Portfolios, a high turnover rate should not affect the net asset value.

High Yield Portfolio and Bond Debenture Portfolio

The Portfolios will not generally engage in trading of securities for the purpose of realizing short-term profits, but they will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish their investment objectives. For example, the Portfolios may sell securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities. Each Portfolio anticipates that its portfolio turnover rate will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates. For the years ended December 31, 1996 and 1995, the portfolio turnover rates for the High Yield Portfolio were 117% and 119%, respectively. For the period ended December 31, 1996, the portfolio turnover rate for the Bond Debenture Portfolio was 58%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

Stock Index Portfolio

Although the Portfolio generally seeks to invest for the long term, the Portfolio retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the Index. For the years ended December 31, 1996 and 1995, the portfolio turnover rates for the Stock Index Portfolio were 1% and 4%, respectively.

VKAC Growth and Income Portfolio

The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objectives. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Portfolio anticipates that its annual portfolio turnover rate will normally be less than 200%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. For the years ended December 31, 1996 and 1995, the portfolio turnover rates for the VKAC Growth and Income Portfolio were 113% and 180%, respectively.

Quality Bond, Small Cap Stock, Select Equity,
International Equity and Large Cap Stock Portfolios

Portfolio transactions for these Portfolios will be undertaken principally to accomplish their respective investment objectives, and the Portfolios may engage in short-term trading consistent with their respective objectives. A portfolio turnover rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. Overall, high portfolio turnover may result in increased portfolio transaction costs and the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for general income tax purposes. The Quality Bond Portfolio's annual turnover rate is not expected to exceed 300%. The turnover rate for each of the Small Cap Stock, Select Equity, Large Cap Stock and International Equity Portfolios is not expected to exceed 100%. For the period ended December 31, 1996, the portfolio turnover rates for the Quality Bond, Small Cap Stock, Select Equity, International Equity and Large Cap Stock Portfolios were 181%, 102%, 124%, 48% and 36%, respectively.

Mid-Cap Value, Large Cap Research
and Developing Growth Portfolios

Although the Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if its Sub-Adviser believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its shareholders. Although the Portfolios cannot accurately predict their respective annual portfolio turnover rates, such rates are not expected to exceed 100%.

MANAGEMENT OF THE TRUST

The Trustees

The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

Adviser

Under an Investment Advisory Agreement dated April 1, 1996, as amended, the Adviser, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser changed its name to its present name on January 17, 1996. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets. The Adviser has acted as the investment adviser to the Trust since May 1, 1996.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio:

                       Average Daily
Portfolio              Net Assets             % Per Annum
---------              ----------             -----------
Money Market           First $500 million     .50%
                       Over $500 million      .40%

Quality Income         First $500 million     .50%
                       Over $500 million      .45%

High Yield             First $500 million     .75%
                       Over $500 million      .65%

VKAC Growth            First $500 million     .60%
and Income             Over $500 million      .50%

Stock Index            _______________        .50%

Bond Debenture         _______________        .75%


Quality Bond           First $75 million      .55%
                       Over $75 million       .50%

International          First $50 million      .85%
Equity                 Over $50 million       .75%

Select Equity          First $50 million      .75%
                       Over $50 million       .65%

Small Cap              _______________        .85%
Stock

Large Cap              _______________        .65%
Stock

Mid-Cap Value          _______________        1.00%

Large Cap              _______________        1.00%
Research

Developing             _______________        .90%
Growth

The advisory fee of .750 of 1% to be deducted on the first $500 million of assets of the High Yield Portfolio is higher than fees paid by many other investment companies with similar investment objectives.

Cova Financial Services Life Insurance Company, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Financial Services Life Insurance Company is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Financial Services Life Insurance Company is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

Trust Administration

The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC.

Portfolio Management

For the year ended December 31, 1996, the Adviser was paid advisory fees as follows: $250,111, with respect to the Quality Income Portfolio, $291,539, with respect to the High Yield Portfolio, $434,880, with respect to the Stock Index Portfolio, $156,205, with respect to the VKAC Growth and Income Portfolio, $20,291, with respect to the Bond Debenture Portfolio, $24,070, with respect to the Quality Bond Portfolio, $53,647, with respect to the International Equity Portfolio, $60,950, with respect to the Select Equity Portfolio, $76,508, with respect to the Large Cap Stock Portfolio and $51,031, with respect to the Small Cap Stock Portfolio. The Adviser waived its advisory fees of $167,093, with respect to the Money Market Portfolio.

Expenses of the Trust

Although each Portfolio must bear the expenses directly attributable to it, the Portfolios are expected to experience cost savings over the aggregate amount that would be payable if each Portfolio were a separate fund, because they have the same Trustees, accountants, attorneys and other general and administrative expenses. Any expenses which are not directly attributable to a specific
Portfolio are allocated on the basis of the net assets of the respective Portfolios.

For the year ended December 31, 1996, the expenses, taking into account the waivers and expense assumptions, borne by the Quality Income Portfolio amounted to $300,306 or .60% of its average net assets on an annualized basis; the net expenses borne by the High Yield Portfolio amounted to $330,418 or .85% of its average net assets on an annualized basis; the net expenses borne by the Money Market Portfolio amounted to $36,593 or .11% of its average net assets on an annualized basis; the net expenses borne by the Stock Index Portfolio amounted to $523,890 or .60% of its average net assets on an annualized basis; the net expenses borne by the VKAC Growth and Income Portfolio amounted to $182,239 or
 .70% of its average net assets on an annualized basis; the Bond Debenture Portfolio amounted to $22,997 or .85% of its average net assets on an annualized basis; the net expenses borne by the Quality Bond Portfolio amounted to $28,446 or .65% of its average net assets on an annualized basis; the net expenses borne by the International Equity Portfolio amounted to $59,958 or .95% of its average net assets on an annualized basis; the net expenses borne by the Select Equity Portfolio amounted to $69,076 or .85% of its average net assets on an annualized basis; the net expenses borne by the Large Cap Stock Portfolio amounted to $88,276 or .75% of its average net assets on an annualized basis; and the net expenses borne by the Small Cap Stock Portfolio amounted to $57,031 or .95% of its average net assets on an annualized basis.

Cova Life and/or the Adviser may at their discretion, but are not obligated to, assume all or any portion of Trust expenses. For the year ended December 31, 1996, Cova Life and the Adviser together assumed expenses of $56,022 with respect to the Quality Income Portfolio; $72,558 with respect to the High Yield Portfolio; $44,285 with respect to the Money Market Portfolio; $59,573 with respect to the Stock Index Portfolio; $82,770 with respect to the VKAC Growth and Income Portfolio; $32,241 with respect to the Bond Debenture Portfolio; $34,737 with respect to the Quality Bond Portfolio; $168,580, with respect to the International Equity Portfolio, $66,275, with respect to the Select Equity Portfolio; $50,521, with respect to the Large Cap Stock Portfolio; and $97,214, with respect to the Small Cap Stock Portfolio.

Sub-Advisers

In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond, International Equity, Select Equity, Small Cap Stock and Large Cap Stock Portfolios of the Trust.

Harriet T. Huber, Vice President of the Sub-Adviser. Ms. Huber is a portfolio manager of active portfolios. Previously she worked in the insurance asset and liability group at Salomon Brothers and prior to that she traded interest rate swaps and sold taxable fixed income securities at First Boston. She was also an Associate Member of the Chicago Board of Trade for two years. Ms. Huber received a B.A. in mathematics from the University of Wisconsin, Madison, and an M.B.A. from the University of Chicago.

Anne Richards, Assistant Vice President of the Sub-Adviser, is the Portfolio Manager for the International Equity Portfolio. Ms. Richards joined J.P. Morgan in 1994 as an international equity portfolio manager. Previously she has held positions as an engineering analyst with Alliance Capital, a project engineer for Cambridge Consultants and a research fellow for CERN, European Laboratory for Particle Physics. Ms. Richards holds a BSc from the University of Edinburgh and an MBA from INSEAD, France.

James B. Otness, Managing Director of the Sub-Adviser, is the Portfolio Manager for the Small Cap Stock Portfolio. Mr. Otness is a member of the Equity and Balanced Accounts Group. Mr. Otness co-manages Morgan's Small Company Fund and other client portfolios employing a small company investment approach. Mr. Otness joined Morgan in 1970 after graduation from Harvard University and service in the U.S. Marine Corps Reserve. Prior to his current assignment, he managed large capitalization equities and before that was unit head in the Investment Research Department. Mr. Otness is a Chartered Financial Analyst with 24 years of investment experience.

James Wiess, Vice President of the Sub-Adviser, is the Portfolio Manager for the Large Cap Stock Portfolio. Mr. Wiess is a member of the Equity and Balanced Accounts Group, with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Prior to joining Morgan in 1992, Mr. Wiess gained experience in stock index arbitrage during seven years at Oppenheimer & Co. He also was a financial markets consultant at Data Resources. Mr. Wiess earned his undergraduate degree from the Wharton School at the University of Pennsylvania.

Michael J. Kelly, Vice President of the Sub-Adviser, is the Portfolio Manager for the Select Equity Portfolio. Mr. Kelly is an institutional portfolio manager with responsibility for a number of employee benefit, foundation, and endowments clients. Prior to assuming his current position, he was in the Equity Research Group covering capital goods, electrical equipment, and conglomerates. Mr. Kelly also served as the group's generalist. Before joining Morgan in 1985, he held a position at the economic firm Townsend-Greenspan & Co., Inc. Mr. Kelly served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, committee member for the AIMR and is a member of the Money Marketeers of New York. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School. Mr. Kelly is a Chartered Financial Analyst.

Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $22 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture, Mid-Cap Value, Large Cap Research and Developing Growth Portfolios.

Christopher J. Towle, Executive Vice President of the Sub-Adviser, is Portfolio Manager for the Bond Debenture Portfolio. Mr. Towle joined Lord Abbett in 1987 as Assistant Fixed Income Portfolio Manager and assumed full responsibilities as Fixed Income Portfolio Manager in August, 1995. Prior to joining Lord Abbett, Mr. Towle was an Assistant Vice President and Portfolio Manager with American International Group. He earned a B.A. degree in economics from Rutgers University and is a Chartered Financial Analyst.

Edward K. von der Linde is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. von der Linde has been with Lord Abbett since 1988 and has over 10 years of investment experience.

Robert G. Morris, Lord Abbett partner, is primarily responsible for the day-to-day management of the Large Cap Research Portfolio. Prior to joining Lord Abbett in 1991, Mr. Morris was Vice President and Manager of Chase Manhattan Bank, N.A. Mr. Morris delegates management duties to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value, regardless of industry sector, market capitalization or Wall Street sponsorship.

Stephen J.  McGruder  serves as  portfolio  manager  for the  Developing  Growth
Portfolio. Prior to joining Lord Abbett, Mr. McGruder had served as Vice President of Wafra Investments Advisory Group, a private investment company, since October 1988. Mr. McGruder has over 25 years of experience in the investment business.

Van Kampen American Capital Investment Advisory Corp. ("VKAC"), One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC, formerly known as Van Kampen Merritt Investment Advisory Corp., served as the investment adviser to the Trust from its commencement of operations until May 1, 1996. VKAC is the Sub-Adviser for the Quality Income, High Yield, Stock Index, Money Market and VKAC Growth and Income Portfolios of the Trust. VKAC is an indirect subsidiary of VK/AC Holding, Inc. which, in turn, is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. As of September 30, 1996, Morgan Stanley Asset Management Inc., together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice. On February 5, 1997, Morgan Stanley Group, Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, VKAC will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts and nearly $50 billion under management or supervision. Van Kampen American Capital, Inc.'s over 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are distributed by financial advisers nationwide. In connection with advising the Trust, VKAC utilizes at its own expense credit analysis and research services provided by its affiliate, McCarthy, Crisanti & Maffei, Inc.

Pete Papageorgakis has been a member of VKAC since 1992 and is currently the Portfolio Manager for the Stock Index Portfolio of the Trust. Additionally, he serves as a Portfolio Analyst for Institutional Accounts and is responsible for both equity and corporate bond securities. Prior to his current duties, he assisted in the management of the Van Kampen Merritt Growth & Income Fund, the VKAC Growth and Income Portfolio of the Trust, the Van Kampen Merritt Utility Fund and the Van Kampen Merritt Balanced Fund. Mr. Papageorgakis received his B.S. degree, Summa Cum Laude, in Finance from the University of Illinois at Urbana-Champaign. He is currently working towards receiving his Chartered Financial Analyst (CFA) designation, having successfully completed the CFA Level II Exam.

James A. Gilligan is the Portfolio Manager for the VKAC Growth and Income Portfolio of the Trust. Mr. Gilligan is also the Portfolio Manager for the American Capital Equity Income Fund and American Capital Growth & Income Fund. Mr. Gilligan has ten years investment experience. Prior to joining VKAC in 1985, as Securities Analyst, he was an Auditor, Credit Analyst, and Financial Analyst for Gulf Oil Corporation. Mr. Gilligan holds a BS in Business Administration from Miami University and an MBA from the University of Pittsburgh. He is a Chartered Financial Analyst and Certified Public Accountant.

Anne Lorsung is Vice President of VKAC and the Portfolio Manager for the High Yield Portfolio of the Trust. Ms. Lorsung joined VKAC in January, 1994, as a high yield "desk" analyst, where her responsibilities were that of an Associate Portfolio Manager and included credit analysis, value assessment, and trading. As of May, 1995, Ms. Lorsung took over as the Portfolio Manager for the Van Kampen American Capital High Yield Fund, the Van Kampen Series Trust High Yield Fund, the Van Kampen Intermediate Term High Income Trust, and the Van Kampen Limited Term High Income Trust. Prior to joining Van Kampen American Capital, Ms. Lorsung was a Group Vice President in the high yield research area of Duff & Phelps and its predecessor (McCarthy, Crisanti & Maffei) where responsibilities included supervising other analysts as well as covering the casino industry. She started in high yield/corporate bond research in 1984 at Kidder, Peabody & Co., in New York. Since that time, Ms. Lorsung has analyzed high yield bond investments in a variety of industries, including cable/media, housing and health care. Ms. Lorsung is a Chartered Financial Analyst. She received a B.A. degree, cum laude, in economics from Dartmouth College.

Reid J. Hill is the Portfolio Manager for the Money Market Portfolio of the Trust. Mr. Hill is also the Portfolio Manager for the Van Kampen American Capital Tax Free Money Fund and the Van Kampen Series Trust Money Market Fund. Mr. Hill has three years of experience in the taxable and tax free fixed income sector. Mr. Hill is also responsible for the management of the short term cash for the entire complex of Van Kampen funds. Mr. Hill received his B.S. degree in Finance and Marketing from Bradley University.

Robert J. Hickey is the Portfolio Manager for the Quality Income Portfolio of the Trust. Mr. Hickey is Vice President of VKAC. He has been a member of VKAC since 1989. He has nine years of experience in the taxable and tax free fixed income sector. Currently, he is the Portfolio Manager for the Van Kampen American Capital Strategic Income Fund and the Van Kampen Series Trust Quality Income Fund. In addition, Mr. Hickey manages the assets of the OakRe Life Insurance portfolio, formerly known as Xerox Financial Services Life Insurance. Previous experience includes managing the Van Kampen Adjustable Rate U.S. Government Fund, the Van Kampen Money Market Fund, and the Van Kampen Tax Free Money Fund. Mr. Hickey received his B.A. in Economics and International Affairs from the University of Wisconsin at Madison, and his M.B.A. with a specialization in Finance from the Kellogg Graduate School of Management at Northwestern University.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreements, the Adviser shall pay to the Sub-Advisers, as full compensation for services rendered under the respective Agreements with respect to the various Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                      Average Daily           Sub-Advisory
Portfolio             Net Assets                 Fee
---------             ----------                 ---
Money Market          First $500 million         .25%
                      Over $500 million          .15%

Quality Income        First $500 million         .25%
                      Over $500 million          .20%

High Yield            First $500 million         .50%
                      Over $500 million          .40%

VKAC Growth           First $500 million         .35%
and Income            Over $500 million          .25%

Stock Index           _______________            .25%

Bond Debenture        _______________            .50%

Quality Bond          First $75 million          .30%
                      Over $75 million           .25%

International         First $50 million          .60%
Equity                Over $50 million           .50%

Select Equity         First $50 million          .50%
                      Over $50 million           .40%

Small Cap              _______________           .60%
Stock

Large Cap              _______________           .40%
Stock

Mid-Cap Value          _______________           .75%

Large Cap              _______________           .75%
Research

Developing             _______________           .65%
Growth


DESCRIPTION OF THE TRUST

Shareholder Rights

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 9, 1987. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.

Each Portfolio issues its own class of shares. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except for matters concerning only one class. The holders of each share of stock of the Trust will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Trust as another class.

In accordance with its view of present applicable law, the separate account(s) of Cova Life, as shareholder(s) of the Trust, have the right to vote Trust shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Cova Life will vote shares of the Trust held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the Variable Account Prospectus attached hereto under the caption, "Investment Options - Voting Rights".

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or the Declaration of Trust. The Trust will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Trustees were elected by the shareholders. The Trustees shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares.

The Trust has an obligation to assist shareholder communications.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of personal liability remote.

The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or higher vote as may be required by the 1940 Act, or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares, or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

Inquiries

Any inquiries should be directed to Cova Life, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. The telephone number is (800) 831-LIFE.

Distribution and Redemption of Shares

Shares of the Trust are currently issued and redeemed only in connection with investment in and payments under the Variable Contracts issued by Cova Life. The shares of the Trust are purchased and redeemed at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

Dividends

All dividends are distributed to the separate accounts and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios are taxable, if at all, to Cova Life; they are not taxable to Variable Contract owners.

Tax Status

It is the intention of the Trust to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. If the Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio of the Trust distributes all of its net income and gains to its shareholders (the separate accounts). Each Portfolio is treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Trust qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Some of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.

The Trust's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Trust's annual gross income be derived from the disposition of securities held for less than three months.

Net Asset Values

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. The net asset value of a Portfolio is determined by calculating the total value of the Portfolio's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value for each Portfolio is computed once daily as of the close of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Portfolio's investments so that the Portfolio's net asset value per share might be materially affected. The Trust reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Trustees to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value. Other assets are valued at fair value as determined in good faith by the Trustees.

The Money Market Portfolio values its securities on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortized rate to maturity of any premium or discount, rather than at current market value. Calculations are made to compare the amortized cost valuation of the securities with current market values. Money market valuations are obtained by using market quotations provided by market makers, estimates of market values, or values obtained from published yield data of money market instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation which the Trustees believe would result in a material dilution to shareholders, the Trustees would promptly consider what action, if any, should be initiated.

FUND PERFORMANCE

From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Trust calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Securities and Exchange Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

The Trust calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Trust at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost. See "Performance Data" in the Statement of Additional Information.

Inception dates for the Portfolios depicted below are: December 11, 1989 for the Quality Income and High Yield Portfolios; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

The inception date for the Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, International Equity and Bond Debenture Portfolios is May 1, 1996, which is the date from which the average annual total return computations are calculated for these Portfolios.

The performance figures shown for the Portfolios in the chart below reflect the actual fees and expenses paid by the Portfolios.

Average Annual Total Return
for the Periods Ended 12/31/96

                               Portfolio Performance

                                                    Since
Portfolio                   1 year      5 years     Inception
---------                   ------      -------     ---------
VKAC Growth
and Income                   18.18%           --       13.50%
Money Market                  5.42%        4.55%        4.64%
Quality Income                2.82%        6.76%        8.04%
High Yield                   11.29%       12.50%       13.05%
Stock Index                  22.48%       14.13%       16.10%
Quality Bond                     --           --       5.68%*
Small Cap Stock                  --           --       8.65%*
Large Cap Stock                  --           --      14.35%*
Select Equity                    --           --       8.52%*
International Equity             --           --       8.44%*
Bond Debenture                   --           --      12.89%*

*Not annualized

Public Fund Performance

The Bond Debenture Portfolio, which is managed by Lord, Abbett & Co., commenced public sale of its shares on May 1, 1996. It does not yet have a meaningful performance record. The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios, also managed by Lord Abbett, are commencing operations as of the date of this Prospectus and therefore do not yet have their own performance records. However, each of these Portfolios has the same investment objective and follows substantially the same investment strategies as a mutual fund ("public fund") whose shares are sold to the public and managed by the same portfolio managers of Lord, Abbett & Co., as a corresponding public fund.

Set forth below is the historical performance of the public funds. Investors should not consider the performance data of the public funds as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The following tables show average annualized total returns for the time periods shown for the public funds. The inception date for the Lord Abbett Research Fund (Large Cap Series) was June 3, 1992.

Bond Debenture Portfolio

Corresponding                1          5          10
Public Fund                  Year       Year       Year
--------------------------------------------------------------------------------
Lord Abbett Bond -
  Debenture Fund, Inc.       5.90%      9.98%      9.62%

Mid-Cap Value Portfolio
Corresponding                1          5          10
Public Fund                  Year       Year       Year

Lord Abbett -
  Mid-Cap Value Fund        21.20%      13.80%    11.90%

Large Cap Research Portfolio
Corresponding                1          Since
Public Fund                  Year       Inception

--------------------------------------------------------------------------------
Lord Abbett Research Fund
  (Large Cap Series)         20.20%     19.20%

Developing Growth Portfolio

Corresponding                1          5          10
Public Fund                  Year       Year       Year
--------------------------------------------------------------------------------
Lord Abbett Developing
  Growth Fund                22.20%     15.60%     13.60%






Private Account Performance

The Select Equity, Large Cap Stock, Small Cap Stock and Quality Bond Portfolios, each of which is managed by J.P. Morgan Investment Management Inc., commenced public sale of their shares on May 1, 1996, and therefore do not yet have any meaningful performance records. However, each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolios will vary from the Private Account composite information because each Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures for the Portfolios represent the actual performance results of the composites of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses paid by the Portfolios. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was June 1, 1987 for the Public Bond Composite and November 1, 1989 for the Structured Stock Selection Composite.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance fees and charges will have a detrimental effect on the performance of a Portfolio.

Private Account Composite Performance
Reduced by Portfolio Fees and Expenses

For the periods ended 12/31/96

Average Annual Total Return

                                                   10 Years
                                                   or Since
Portfolio          1 year           5 years        Inception
--------------------------------------------------------------------------------
Active Equity
Composite          21.22%           16.33%         16.13%
  (Select Equity
  Portfolio)
Structured Stock
Selection
Composite          23.03%           16.19%         15.35%
  (Large Cap Stock
  Portfolio)

Small Cap
Directly Invested
Composite          22.69%           17.33%         13.71%
  (Small Cap
  Stock Portfolio)

Public Bond
Composite          2.85%            6.84%          8.86%
  (Quality Bond
  Portfolio)

Additional Performance Information

Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

APPENDIX -- DESCRIPTION OF
CORPORATE BOND RATINGS

Standard & Poor's Corporation. A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Long-term corporate bonds.

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB       Debt rated 'BB', 'B', 'CCC', or 'CC' is regarded,
B        on balance, as predominantly speculative with
CCC      respect to capacity to pay interest and repay
CC       principal  in  accordance  with  the  terms  of  the  obligation.
         'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C This rating is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from `A' to `B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter `L' indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Deposit Insurance Corp.

         [dagger] Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

         * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

Long-term corporate bonds.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.




PERFORMANCE RECAP
As of December 31, 1996

                                                                                        Performance
                                                                                                                     10 Yrs or
    Portfolio                                 Type                       1 Yr                  5 Yrs                Since Inception
------------------------------------------------------------------------------------------------------------------------------------
    Managed by J. P. Morgan
    Investment Management Inc.

    Select Equity                             Private Account           21.22%                16.33%                       16.13%
                                              Composite

                                              Existing Portfolio          - -                   - -                         8.52%*

    Small Cap Stock                           Private Account           22.69%                17.33%                       13.71%
                                              Composite

                                              Existing Portfolio          - -                   - -                         8.65%*

    Quality Bond                              Private Account            2.85%                 6.84%                        8.86%
                                              Composite

                                              Existing Portfolio          - -                   - -                         5.68%*

    Large Cap Stock                           Private Account           23.03%                16.19%                       15.35%
                                              Composite

                                              Existing Portfolio          - -                   - -                        14.35%*

    International Equity                      Existing Portfolio          - -                   - -                         8.44%*


------------------------------------------------------------------------------------------------------------------------------------
    Managed by
    Lord, Abbett & Co.

    Bond Debenture                            Public Fund                5.90%                 9.98%                        9.62%

                                              Existing Portfolio          - -                   - -                        12.89%*

    Mid-Cap Value                             Public Fund               21.20%                13.80%                       11.90%

    Large Cap Research                        Public Fund               20.20%                  - -                        19.20%

    Developing Growth                         Public Fund               22.20%                15.60%                       13.60%


------------------------------------------------------------------------------------------------------------------------------------
    Managed by Van Kampen
    American Capital  Investment
    Advisory Corp.

    VKAC Growth and Income                    Existing Portfolio        18.18%                  - -                        13.50%

    Money Market                              Existing Portfolio         5.42%                 4.55%                        4.64%

    Quality Income                            Existing Portfolio         2.82%                 6.76%                        8.04%

    High Yield                                Existing Portfolio        11.29%                12.50%                       13.05%

    Stock Index                               Existing Portfolio        22.48%                14.13%                       16.10%
------------------------------------------------------------------------------------------------------------------------------------

* The inception date for the Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, International Equity and Bond Debenture Portfolios is May 1, 1996, which is the date from which the average annual total return computations are calculated for these Portfolios. The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios are commencing regular investment operations as of the date of this Prospectus. Inception dates for the following Existing Portfolios depicted above are: December 11, 1989 for the Quality Income and High Yield Portfolios; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

Investors should not consider the performance data of these Private Accounts and Public Funds as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance fees and charges will have a detrimental effect on the performance of a Portfolio.